UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 5, 2021

Date of Report (Date of earliest event reported)

REGENCY CENTERS CORPORATION

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	001-12298 (Commission File Number)	59-3191743 (IRS Employer Identification No.)

One Independent Drive, Suite 114

Jacksonville, Florida 32202

(Address of principal executive offices) (Zip Code)

(904) 598-7000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Regency Centers Corporation

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	REG	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07Submission of Matters to a Vote of Security Holders

On May 5, 2021, Regency Centers Corporation (the “Company”) held an annual meeting of its shareholders to vote on the following proposals:

Proposal One – Election of Directors: The board of directors nominated eleven nominees to stand for election at the 2021 meeting and each of the nominees were elected at the meeting. In accordance with the voting results listed below, the nominees were elected to serve until the 2022 annual meeting or until their successors are elected and qualified.

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes

Martin E. Stein, Jr.	148,983,196	4,779,650	290,562	3,895,567
Joseph F. Azrack	152,623,325	1,407,272	22,811	3,895,567
Bryce Blair	132,745,878	21,283,884	23,646	3,895,567
C. Ronald Blankenship	141,826,931	12,202,620	23,857	3,895,567
Deirdre J. Evens	152,588,865	1,444,760	19,783	3,895,567
Thomas W. Furphy	153,023,827	1,006,550	23,031	3,895,567
Karin M. Klein	146,562,058	7,471,949	19,401	3,895,567
Peter D. Linneman	137,751,775	16,279,104	22,529	3,895,567
David P. O'Connor	145,817,732	8,213,193	22,483	3,895,567
Lisa Palmer	152,442,113	1,591,811	19,484	3,895,567
Thomas G. Wattles	141,817,893	12,212,306	23,209	3,895,567

Proposal Two –Advisory Vote on Executive Compensation for Fiscal Year 2020: Results of the non-binding advisory vote of the shareholders on the executive compensation of the Company’s named executive officers for fiscal year 2020 were as follows:

For	Against	Abstain	Broker Non-Votes
144,878,882	9,119,666	54,860	3,895,567

Proposal Three – Ratification of Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm: The board of directors selected the accounting firm of KPMG LLP to serve as the independent registered public accounting firm for the Company for the current fiscal year ending December 31, 2021. The board of directors directed that the appointment of the independent public accounting firm be submitted for ratification by the shareholders at the annual meeting. The shareholders ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the current fiscal year ending December 31, 2021 in accordance with the voting results listed below.

For	Against	Abstain
153,068,511	4,849,109	31,355

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION

May 7, 2021	By:	/s/ Michael R. Herman
Michael R. Herman, Senior Vice President, General Counsel and Corporate Secretary